Filed pursuant to Rule 497

Registration No. 333-202399

TERRA INCOME FUND 6, INC.

SUPPLEMENT NO. 2 DATED MAY 24, 2016

TO THE PROSPECTUS DATED APRIL 27, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Terra Income Fund 6, Inc., which we refer to as the Company, our, us, or we, dated April 27, 2016, or the Prospectus. Any matter disclosed herein shall be deemed to amend, supplement, and qualify the respective sections of the Prospectus to the extent the relevance of such disclosure is readily apparent. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the ‘‘Risk Factors’’ beginning on page 35 of the Prospectus before you decide to invest in shares of our common stock.

PROSPECTUS UPDATES

Exemptive Relief

This supplement hereby amends the following disclosures in the Prospectus: (i) the section entitled “Prospectus Summary—Plan of Distribution” on page 8 of the Prospectus by adding the following immediately before the last sentence of the fourth paragraph thereof; (ii) the section entitled “Certain Relationships and Related Party Transactions—Affiliated Dealer Manager” on page 105 of the Prospectus by adding the following immediately before the last sentence of the third paragraph thereof; and (iii) the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Exemptive Relief” on page 120 of the Prospectus by adding the following immediately before the last sentence of the third paragraph thereof:

In an order dated May 18, 2016, the SEC granted us exemptive relief permitting our dealer manager, subject to the satisfaction of certain conditions, to effect the distribution fee reimbursement.

Plan of Distribution – Compensation of Dealer Manager and Selected Broker-Dealers

The seventh and eighth paragraphs of the section of the Prospectus entitled “Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers” on page 143 of the Prospectus are hereby deleted in their entirety and replaced with the following:

We may also sell shares at a discount to the primary offering price through the following distribution channels in the event that the investor:

•	pays a broker a single fee, e.g., a percentage of assets under management, for investment advisory and broker services, which is frequently referred to as a wrap fee;

•	has engaged the services of a registered investment adviser with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment adviser that is also registered as a broker-dealer who does not have a fixed or wrap fee feature or other asset fee arrangement with the investor); or

•	is investing through a bank acting as trustee or fiduciary.
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If an investor purchases shares through one of these channels in our primary offering, we will sell the shares at $11.81 per share, reflecting that the aggregate of selling commissions of 3.0%, broker-dealer fees of 1.0%, and dealer manager fees of 1.5% will not be paid in connection with such purchase. We will receive the same net proceeds for sales of shares through these channels. Neither the dealer manager nor its affiliates will compensate any person engaged as a financial advisor by a potential investor as an inducement for such financial advisor to advise favorably for an investment in us.

South Pointe Investment

On March 18, 2016, we purchased a $2,500,000 mezzanine loan, or the Mezzanine Loan, originated by JP Morgan Chase Bank, National Association, or JP Morgan, for the discounted price of $2,425,000. The Mezzanine Loan matures on January 1, 2025 and pays a fixed interest rate of 12% through maturity.

The Mezzanine Loan is secured by a pledge of 100% of the equity interests in Hertz Clinton One Mezzanine, LLC, or the Borrower, a Delaware limited liability company controlled by the Hertz Investment Group LLC, or Hertz. Hertz is a privately-held, full-service real estate company headquartered in Los Angeles, California, that owns and operates 56 properties totaling over 17 million square feet of institutional quality real estate across the United States. Hertz’s investment strategy focuses on high quality office buildings in secondary and tertiary locations.

Hertz used the Mezzanine Loan, as well as a $14,625,000 first mortgage to acquire the 354,055 square foot South Pointe Business Park located at 500 Clinton Center Drive in Clinton, Mississippi, or the Property, in December 2014. The Property is currently 99.1% occupied by six tenants, including 71.1% leased to two State of Mississippi agencies (the Department of Revenue and Department of Education). The remaining space is leased to University Physicians (members of the University of Mississippi Medical Center healthcare network), Lockheed Martin, Verizon and Primeritus. The Property is built within a 79.1 acre campus that includes 35 acres of wooded land, 1,496 parking spaces, a gym, locker rooms, a cafeteria and a pond outlined with a jogging path. Built from 1996 to 1998, the Property was originally developed for a reported cost of $85 million to be the headquarters of MCI WorldCom. The appraisal dated February 2016 concluded the replacement cost for the Property is $78 million.

The Borrower is prohibited from prepayment until February 2017 and may prepay after that time with a prepayment penalty equal to yield maintenance through January 1, 2025. Prepayment is waived if the Mezzanine Loan is repaid after October 1, 2024. The senior mortgage loan has an outstanding balance of $14,313,355, or the Senior Loan, bears interest at 4.34%, requires amortization on a 28-year schedule beginning with the first payment and is co-terminus with the Mezzanine Loan.

The Mezzanine Loan has an outstanding balance of $2,500,000. Pursuant to the terms of the Mezzanine Loan, the Borrower is obligated to make monthly interest payments at a rate of 12% per annum, which equates to an effective rate of 12.4% based on the $2,425,000 Mezzanine Loan purchase price. The Mezzanine Loan’s loan-to-value ratio is 71.2% based on a new appraised “as-is” value of $23,600,000. Together, the Mezzanine Loan and the Senior Loan represent less than 22% of estimated replacement cost. The Borrower contributed approximately $4,380,000 in cash equity toward the acquisition of the Property, which is subordinate to both the Mezzanine Loan and the Senior Loan.

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